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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2002

MB FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation)	0-24566-01 (Commission File No.)	36-4460265 (IRS Employer Identification No.)
801 West Madison Street, Chicago, Illinois (Address of principal executive offices)		60607 (Zip Code)

Registrant's telephone number, including area code: (773) 645-7866

N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Forward-Looking Statements

        When used in this Current Report on Form 8-K and in other filings by MB Financial, Inc. (the "Company") with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

        Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company's merger and acquisition activities, including its proposed acquisition of South Holland Bancorp, Inc. and its recently completed acquisitions of First Lincolnwood Corporation and LaSalle Systems Leasing, Inc. and LaSalle Equipment Limited Partnership, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management's estimate of the adequacy of the allowance for loan losses; (4) changes in management's valuation of the Company's interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company's net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) the Company's ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) the Company's ability to realize the residual values of its operating, direct finance and leveraged leases; (10) the Company's ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) new legislation or regulatory changes; (14) changes in accounting principles, policies or guidelines; and (15) future acquisitions of other depository institutions or lines of business.

        The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

        On November 4, 2002, the Company announced that it had agreed to acquire South Holland Bancorp, Inc., parent company of South Holland Trust & Savings Bank. The Company intends to hold a presentation on November 4, 2002 regarding the transaction, which will be accessible via the internet and by conference call. Information on how to access the presentation is included in the press release.

        Set forth below is the press release announcing the transaction, followed by certain materials to be discussed during the presentation.

FOR IMMEDIATE RELEASE

Contact:	Karen Perlman	Raymond Minkus/Stephanie Hamernik
	MB Financial	ITQ/Minkus & Dunne Communications
	(773) 292-6292	(312) 541-8787 Ext. 235
	kperlman@mbfinancial.com	rdm@minkus-dunne.com

MB Financial to Acquire South Holland Bancorp, Inc.
MB Financial to expand commercial, retail, wealth management presence

        CHICAGO/SOUTH HOLLAND, IL (November 4, 2002)—MB Financial, Inc. (Nasdaq: MBFI), parent company of MB Financial Bank, N.A., has agreed to acquire South Holland Bancorp, Inc., pending regulatory and shareholder approvals, it was announced here today.

        South Holland Bancorp is the parent company of South Holland Trust & Savings Bank (South Holland Bank) which will be merged into MB Financial Bank after the transaction is completed. MB Financial, Inc., currently has $3.8 billion in assets and South Holland Bancorp has $535 million in assets. The transaction is expected to be completed in the first quarter of 2003.

        Mitchell Feiger, President and CEO of MB Financial, and Charles Waterman, CEO and Chairman of South Holland Bancorp, jointly made the announcement.

        South Holland Bank is noted for its strength in serving entrepreneurial owned and managed businesses located in Chicago's south suburbs and adjacent Northwest Indiana.

        MB Financial is a leader among Chicago area banks and concentrates on serving the needs of entrepreneurial middle-market businesses as well as individuals in the communities where its branches are located. MB Financial currently has 31 branches strategically located throughout the Chicago area, nine of which serve Chicago's southside and south and southwest suburbs. Customers of South Holland Bank will benefit from access to a broader range of services and an expanded network of banking facilities offered through MB Financial Bank.

        South Holland Bank, founded in 1911 by Charles Waterman, grandfather of the company's current CEO and Chairman, has five offices: two in South Holland and one each in Dolton, Lemont and Tinley Park. Four generations of the Waterman family have successfully guided the bank, making it the dominant commercial bank in the south suburbs and the prominent financial institution in South Holland.

        "Our business and individual customers have benefited from a very special relationship with our bank," said Dan Ward, Vice Chairman of South Holland Bank. "As far as we are concerned, it will be business as usual, only better, now that we will have the added strength and branch network of MB Financial behind us."

        MB Financial will enhance its trust and wealth management services and capabilities with the addition of South Holland's Trust Department and its Vision Investment Services, Inc., subsidiary upon completion of the transaction. South Holland's trust department, with $300 million under management, provides land trusts, living trusts and employee benefit/retirement products and other important services.

        Vision Investment Services is a full service broker/dealer for clients investing in brokerage and insurance products as well as providing other financial advisory and wealth management products and services. The subsidiary is a member of both the National Association of Securities Dealers (NASD) and the Securities Investor Protection Corporation (SIPC).

        "We look forward to serving the customers of South Holland Bank," said Feiger. "MB Financial and its team of experienced bankers provide a high level of personal attention. Our comprehensive array of banking products and services are designed to meet the wide-ranging needs of businesses and families."

        "We are anticipating a very smooth transition," Feiger added.

        MB Financial has demonstrated a continuing commitment to serving South Holland and its nearby suburbs. In May 2001, MB Financial completed the acquisition of FSL Holdings, Inc., and its principal operation, First Savings & Loan Association of South Holland, located at 475 E. 162nd St.

        "MB Financial is a recognized and valued member of our community and shares the same concerns for our customers as we do," added Waterman. "We each have a heritage of providing personal service that extends back more than 90 years."

        MB Financial, Inc. (Nasdaq: MBFI), a Chicago-based financial holding company, is the parent of MB Financial Bank, N.A. (Illinois), Union Bank, N.A. (Oklahoma) and Abrams Centre National Bank (Texas). MB Financial has been delivering competitive, personalized service for more than 90 years to privately owned, middle-market companies as well as to individuals who live and work in the Chicago metropolitan area. The Company's website may be found at www.mbfinancial.com.

# # #

ANNOUNCEMENT OF CONFERENCE CALL

        MB Financial, Inc. will host a conference call at 11:00 a.m. C.S.T. on November 4, 2002. The number to call in the United States is (877) 313-7711. If this time is inconvenient, a digital recording will be available two hours after the conference from November 4, 2002 to November 18, 2002 by dialing into (800) 642-1687 or (706) 645-9291 in the United States (access code 6515389). A copy of this presentation, along with a web cast of this call, will also be available at www.mbfinancial.com.

FORWARD-LOOKING STATEMENTS

        When used in this press release and in filings by MB Financial, Inc. (the "Company") with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

        Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company's merger and acquisition activities, including its proposed acquisition of South Holland Bancorp, Inc. and its recently completed acquisitions of First Lincolnwood Corporation and LaSalle Systems Leasing and LaSalle Equipment Limited Partnership, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management's estimate of the adequacy of the allowance for loan losses; (4) changes in management's valuation of the Company's interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company's net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) the Company's ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) the Company's ability to realize the residual values of its operating, direct finance, and leveraged leases; (10) the Company's ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) new legislation or regulatory changes; (14) changes in accounting principles, policies or guidelines; and (15) future acquisitions of other depository institutions or lines of business.

        We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

South Holland Bancorp Acquisition

Consolidating the South Suburban Franchise

        November 4, 2002

Forward Looking Statements

        When used in this presentation and in filings by MB Financial, Inc. (the "Company") with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

        Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company's merger and acquisition activities, including its proposed acquisition of South Holland Bancorp, Inc. and its recently completed acquisitions of First Lincolnwood Corporation and LaSalle Systems Leasing and LaSalle Equipment Limited Partnership, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management's estimate of the adequacy of the allowance for loan losses; (4) changes in management's valuation of the Company's interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company's net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) the Company's ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) the Company's ability to realize the residual values of its operating, direct finance, and leveraged leases; (10) the Company's ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) new legislation or regulatory changes; (14) changes in accounting principles, policies or guidelines; and (15) future acquisitions of other depository institutions or lines of business.

        The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Outline of Presentation

  •
  Strategic Rationale for Transaction

  •
  Overview of South Holland Bancorp

  •
  Financial Terms and Pricing

  •
  Integration Plan

  •
  Summary

Strategic Rationale for Transaction

  •
  Solidify Position as Leading Commercial Lender in South Suburbs

  •
  Outstanding Consolidation Opportunity in South Holland

  •
  Acquisition of Strong Core Deposit Base

  •
  Adds 50% to Assets under Management in Wealth Management Business

Overview of South Holland Bancorp, Inc.

South Holland Bancorp, Inc.

  •
  One of the Strongest Neighborhood Commercial Banks in the South Suburbs of Chicago

  •
  Founded in 1911 by the Grandfather of the Current Chairman and CEO, Charles Waterman

  •
  As of 9/30/02, Total Assets of $535 million and Total Equity of $75 million

  •
  Dominant Local Deposit Market Share

  •
  Solid Trust Business

Branch Locations

Local Deposit Market Share

Data as of June 30, 2001
Dollar values in thousands
Markets Defined as 2 mile radius from each South Holland Branch

South Holland

Rank	Institution	City	Branch Count	Total Deposits in Market	Market Share (%)
1	South Holland Bancorp, Inc. (IL)	South Holland	2	314,152	39.08
2	MB Financial Inc. (IL)	South Holland	2	215,609	26.82
3	FBOP Corp. (IL)	Dolton	1	134,396	16.72
4	First Mutual Bncp of IL, Inc. (IL)	Harvey	1	54,565	6.79
5	CFS Bancorp Inc. (IN)	South	1	51,835	6.45
6	Heritage Community Bancorp. (IL)	Dolton	1	33,307	4.14

	Totals		8	803,864	100.00

Lemont
1	South Holland Bancorp, Inc. (IL)	Lemont	1	61,871	33.90
2	Lemont Bancorp, Inc. (IL)	Lemont	3	49,254	26.98
3	Bank One Corp. (IL)	Lemont	1	47,134	25.82
4	Hemlock Federal Financial Corp (IL)	Lemont	1	18,821	10.31
5	First Capital Bankshares, Inc. (IL)	Lemont	1	5,456	2.99

	Totals		7	182,536	100.00

Dolton
1	FBOP Corp. (IL)	Dolton	1	134,396	46.07
2	Heritage Community Bancorp. (IL)	Riverdale/Dolton	2	80,547	27.61
3	South Holland Bancorp, Inc. (IL)	Dolton	1	40,119	13.75
4	Umbrella Bancorp Inc. (IL)	Dolton	1	36,651	12.56

	Totals		5	291,713	100.00

Source: SNL Datasource

Data as of June 30, 2001
Dollar values in thousands
Market Defined as 3 mile radius from South Holland Branch

Tinley Park

Rank	Institution	City	Branch Count	Total Deposits in Market	Market Share (%)
1	First Midwest Bancorp Inc. (IL)	Tinley Park/Frankfort	3	434,857	31.02
2	Fifth Third Bancorp (OH)	Tinley Park	2	246,459	17.58
3	Bank of Montreal	Tinley Park/Frankfort	3	140,242	10.00
4	Citigroup Inc. (NY)	Tinley Park	1	129,068	9.21
5	MB Financial Inc. (IL)	Tinley Park	1	78,675	5.61
6	Hemlock Federal Financial Corp (IL)	Tinley Park	1	72,897	5.20
7	MAF Bancorp Inc. (IL)	Tinley Park	1	61,159	4.36
8	AJS Bancorp Inc. (MHC) (IL)	Tinley Park	1	58,293	4.16
9	Marquette National Corporation (IL)	Tinley Park	1	49,760	3.55
10	Allegiance Community Bank (IL)	Tinley Park	2	36,442	2.60
11	Peotone Bancorp, Inc. (IL)	Tinley Park	1	30,615	2.18
12	South Holland Bancorp, Inc. (IL)	Tinley Park	1	23,638	1.69
13	East Side Bancorporation, Inc. (IL)	Tinley Park	1	17,091	1.22
14	I.S.B. Financial Corp. (IL)	Tinley Park	1	15,056	1.07
15	First Savings Bank Hegewisch (IL)	Tinley Park	1	4,359	0.31
16	Republic Bancorp Co. (IL)	Tinley Park	1	3,224	0.23

	Totals	18	22	1,401,835	100.00

Source: SNL Datasource

Financial Overview

South Holland Bancorp, Inc.
Dollar values in thousands
Data as of 9/30/02

Balance Sheet

Cash & Securities	$241,989
Net Loans & Leases	274,551
Intangibles	2,381

Total Assets	$534,682

Deposits	$454,323
Borrowings	0

Total Liabilities	$459,193

Total Common Equity	$75,489

Income & Returns
YTD Pre-tax Net Income	$5,427
ROAA	1.37%
ROAE	9.90%

Financial Terms and Pricing

Financial Terms of Transaction

• Consideration:	100% Cash Merger
• Purchase Price:	$93.1 million*
• Transaction Expenses:	$7.3 million
• Termination Fee:	$3.5 million
• Expected Close:	First Quarter of 2003

*
No stock options granted to management or directors of South Holland Bancorp.

Pricing Data

• Purchase Price:	$93.1 million
• Price / LTM Net Income*:	18.1x
• Price / Book Value:	123.3%
• Price / Tangible Book:	127.4%
• Premium to Deposits:	4.4%
• Core Deposit Premium:	4.7%

*
South Holland Bancorp is a Subchapter-S corporation, so this assumes that South Holland's earnings are tax affected at 35%.

Recent Acquisition Pricing

Transaction	P/E	P/E Adj*	P/B	Prem/ Dep
FSL	21.7	9.7	1.2	4.3%
Lincolnwood	14.4	9.7	1.6	6.9%
LaSalle Leasing	10.0	6.3	1.3	N/A
South Holland Bancorp	18.1	6.9	1.2	4.4%

*
"P/E Adj" is computed as (price - excess equity) / (pre-acquisition core earnings + after-tax cost savings - after tax earnings on excess equity).

Recent Acquisition Pricing

Transaction	IRR	1st Yr EPS	1st Yr Cost Saves
FSL	27%	+3.5%	42%
Lincolnwood	27%	+4.5%	50%
LaSalle Leasing	22%	+3.4%	0%
South Holland Bancorp*	22%	+3.5%	21%

*
For South Holland Bancorp transaction, second year EPS growth is projected to be +8.3% and second year cost saves are estimated 46%.

Comparable Transactions

  •
  2002 Midwestern Commercial Bank Transactions:

Deal Value Greater Than $15 Million
Transactions Since January 1, 2002
Number of Transactions = 9

					Transaction Information:
Acquiror	St	Seller	St	Annc. Date	Deal Value $(M)	Deal Price/ 4-Qtr EPS(x)	Deal Price/ Book (%)	Deal Price/ Tan. Bk (%)	Tan. Bk Premium/ Core Dep. (%)
First Banks Inc.	MO	Bank of Ste. Genevieve	MO	9/18	16.4	NM	92.49	118.04	3.08
First Indiana Corp.	IN	MetroBanCorp	IN	9/4	39.2	24.29	228.49	228.49	19.57
First Merchants Corp.	IN	CNBC Bancorp	OH	8/28	58.0	17.06	229.10	229.29	18.82
Marshall & Ilsley Corp.	WI	Mississippi Valley Bancshares	MO	6/17	510.0	17.79	285.38	285.38	21.13
Investor Group	ND	North Star Holding Co., Inc.	ND	6/10	15.8	11.72	154.99	154.99	6.43
Merchants and Manufacturers	WI	Fortress Bancshares Inc.	WI	5/31	21.2	12.35	149.78	204.50	7.81
Metropolitan Bank Group Inc.	IL	Firstcom Bancorp Inc.	IL	1/29	17.0	44.74	183.72	183.72	8.08
Charter One Financial	OH	Charter National Bancorp, Inc.	MI	1/11	90.4	26.38	337.39	337.39	33.89
Central Bancshares Inc.	IA	Marquette Bank Illinois	IL	1/3	23.5	15.27	176.73	176.73	9.58

			HIGH		510.0	44.74	337.39	337.39	33.89
			LOW		15.8	11.72	92.49	118.04	3.08
			MEAN		87.9	21.20	204.23	213.17	14.27
			MEDIAN		23.5	17.43	183.72	204.50	9.58

MB Financial Inc.	IL	South Holland Bancorp Inc.	IL	11/4	93.1	18.10	123.30	127.40	4.68

Source: SNL Datasource

Comparable Transactions

  •
  2002 Nationwide Commercial Bank Transactions:

Deal Value Between $50 & $200 Million
Transactions Since January 1, 2002
Number of Transactions = 20

					Transaction Information:
Acquiror	St	Seller	St	Annc. Date	Deal Value $(M)	Deal Price/ 4-Qtr EPS(x)	Deal Price/ Book (%)	Deal Price/ Tan. Bk (%)	Tan. Bk Premium/ Core Dep. (%)
Banknorth Group Inc.	ME	Bancorp Connecticut Inc.	CT	4/11	158.5	16.67	255.24	255.24	27.09
Sky Financial Group Inc.	OH	Three Rivers Bancorp Inc.	PA	5/7	154.7	18.98	191.75	226.00	13.51
Royal Bank of Canada		Admiralty Bancorp Inc.	FL	8/29	149.7	37.68	296.13	318.24	25.48
First Community Bancorp	CA	First National Bank	CA	4/29	142.7	NM	276.95	278.25	18.46
South Financial Group Inc.	SC	Gulf West Banks Inc.	FL	3/21	115.9	22.99	285.21	294.50	20.48
Colonial BancGroup Inc.	AL	Palm Beach Natl Holding Co.	FL	5/28	105.5	33.31	318.28	318.39	27.24
National Penn Bancshares Inc.	PA	FirstService Bank	PA	9/24	94.5	32.51	332.47	390.63	28.95
Charter One Financial	OH	Charter National Bancorp, Inc.	MI	1/11	90.4	26.38	337.39	337.39	33.89
S&T Bancorp Inc.	PA	Peoples Financial Corp.	PA	3/20	87.4	17.05	214.90	217.66	21.17
Synovus Financial Corp.	GA	Community Financial Group Inc.	TN	4/30	84.6	23.78	206.09	207.26	16.96
Pacific Northwest Bancorp	WA	Bank of the Northwest	OR	7/22	84.3	21.69	267.18	267.18	29.19
Synovus Financial Corp.	GA	United Financial Holdings Inc.	FL	9/25	78.8	22.25	292.36	329.11	19.10
Hawthorne Financial Corp.	CA	First Fidelity Bancorp Inc.	CA	3/20	68.4	7.01	165.12	165.12	9.95
South Financial Group Inc.	SC	Central Bank of Tampa	FL	10/3	68.0	16.76	236.77	237.50	30.45
First State Bancorp.	NM	First Community Industrial Bk	CO	5/22	67.0	9.10	255.29	255.29	19.24
KeyCorp	OH	Union Bankshares Ltd.	CO	9/25	65.7	21.15	198.86	243.60	13.77
BOK Financial Corp.	OK	Bank of Tanglewood NA	TX	5/16	65.0	32.11	414.75	414.75	25.75
Partners Trust Financial (MHC)	NY	Herkimer Trust Corp. Inc.	NY	8/13	64.0	20.73	231.06	234.54	13.23
UnionBanCal Corp.	CA	Valencia Bank & Trust	CA	8/6	62.0	20.18	303.68	303.68	20.93
First Merchants Corp.	IN	CNBC Bancorp	OH	8/28	58.0	17.06	229.10	229.29	18.82

			HIGH		158.5	37.68	414.75	414.75	33.89
			LOW		58.0	7.01	165.12	165.12	9.95
			MEAN		93.3	21.97	265.43	276.18	21.68
			MEDIAN		84.5	21.15	261.24	261.24	20.71

MB Financial Inc.	IL	South Holland Bancorp Inc.	IL	11/4	93.1	18.10	123.30	127.40	4.68

Source: SNL Datasource

Financial Impact of Transaction

  •
  Fully-diluted EPS Accretion:

  •
  $0.10 - $0.13 in Second Half of 2003

  •
  $0.26 - $0.31 in 2004

  •
  Creates $21.9 million of Goodwill

  •
  Anticipated Cost Savings:

  •
  $4.1 million in 2003

  •
  $8.9 million in 2004

  •
  IRR on Investment of 22%

Integration Plan

  •
  Integration Risk is Low

  •
  Proven integration capabilities

  •
  Similar focus on commercial customer relationships

  •
  Conservative Cost Saving Assumptions

  •
  Expected Close: First Quarter 2003

  •
  Expected Integration: Second Quarter 2003

Pro Forma Balance Sheet

MB Financial, Inc.
Dollar values in millions
Data as of 9/30/02

Assets
Cash & Securities	$1,305
Net Loans & Leases	2,746
Goodwill	68
Other Intangibles	9
Other Assets	272

Total Assets	$4,400

Liabilities
Deposits	$3,594
Borrowings	335
Trust Preferred	85
Other Liabilities	46

Total Liabilities	$4,060

Equity
Total Common Equity	$340

Note:	Includes acquisitions of First Lincolnwood Corp. and LaSalle Systems Leasing, as well as issuance of $60 million of Trust Preferred Securities

Summary

  •
  Combination Creates Dominant Commercial Banking Businesses in South Suburbs

  •
  Strategically Increases MB's Deposit Franchise and Strengthens Its Core Deposit Base

  •
  Excellent Consolidation Opportunity

  •
  Strong Earnings Accretion in First Full Year of Consolidated Operations

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MB FINANCIAL, INC.
Date:	November 4, 2002	By:	/s/ JILL E. YORK Jill E. York, Vice President and Chief Financial Officer

QuickLinks

South Holland Bancorp Acquisition
Consolidating the South Suburban Franchise
Forward Looking Statements
Outline of Presentation
Strategic Rationale for Transaction
Overview of South Holland Bancorp, Inc.
South Holland Bancorp, Inc.
Branch Locations
Local Deposit Market Share
Financial Overview
Financial Terms and Pricing
Financial Terms of Transaction
Pricing Data
Recent Acquisition Pricing
Recent Acquisition Pricing
Comparable Transactions
Comparable Transactions
Financial Impact of Transaction
Integration Plan
Pro Forma Balance Sheet
Summary
SIGNATURES